The latest report from your
Fund's management team

SEMIANNUAL REPORT

Patriot Select
Dividend Trust

DECEMBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND TRANSFER AGENT FOR COMMON SHAREHOLDERS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR AUCTION MARKET PREFERRED SHARES
Bankers Trust Company
Four Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

Listed New York Stock Exchange Symbol: DIV

For shareholder assistance
refer to page 14



CEO CORNER

DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments, in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Patriot Select Dividend Trust

Utility common stocks help Fund post strong gains, outpace peers

[A 4" x 2 1/2" photo at bottom right side of page of John Hancock
Patriot Select Dividend Trust. Caption below reads "Fund management team members (l-r): "Mark Maloney, Beverly Cleathero and Gregory Phelps."]

Utility common stocks, which made up 36% of John Hancock Patriot Select Dividend Trust at the end of the year, charged ahead during the second half of 2000. Part of their surge stemmed from the fact that utilities are among a few stock-market sectors that pay handsome dividends, which became particularly desirable to investors who were worried about the slowing economy's effect on corporate profits. In addition, investors increasingly began to recognize that industry deregulation is unlocking value for many utilities. Furthermore, utilities offered safe haven from the volatility that plagued many other types of stocks -- namely technology and telecommunications issues. The rising cost of oil and natural gas also helped utilities involved with production or delivery of those fuels. At a recent price of about $26 a barrel, oil is up more than two-fold from its low in 1998. Meanwhile, natural gas prices nearly tripled during the past year. Finally, utility company earnings proved much better than expected because of cost-cutting and merger savings, stock buybacks and higher usage of electricity and natural gas during a colder-than-normal November and December.

Thanks to an expanding view among many investors that the economy's continually slowing pace would pave the way for the Federal Reserve to cut interest rates in early 2001, preferred stock prices firmed in the second half of 2000. Because of their high, mostly fixed dividends, preferred stocks tend to be quite sensitive to interest-rate movements and the direction of the Treasury bond market: when rates fall, Treasury bond and preferred stock prices tend to rally. Conversely, when rates rise, their prices tend to fall. In addition to optimism about the direction of interest rates, the preferred market was boosted by more favorable supply and demand conditions. On the supply side, the number and amount of preferred stocks issued was limited in response to higher interest rates and financing costs. Preferreds also got a lift from somewhat better demand, as investors opportunistically looked to them for their bargain prices and high yields early in the period when many stocks were still quite expensive.

"...preferred
 stock prices
 firmed in the
 second half
 of 2000."


Performance and strategy explained

For the six months ended December 31, 2000, John Hancock Patriot Select Dividend Fund returned 18.51% at net asset value. By comparison, the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned 36.23%.

The Fund's performance was aided by a number of factors. First, our decision to maintain a relatively large stake in utility common stocks was rewarded when that sector produced strong gains. Additionally, our decision to avoid electric utilities in California was a definite plus. Although California was the first state to open its electric industry to competition, consumers there have experienced rolling blackouts as the state's utilities were unable to keep pace with demand and pass higher costs on to consumers. The situation became so difficult that two California utilities teetered on the edge of bankruptcy at year's end.

A number of decisions we made about preferreds also boosted performance. We owned a fair amount of what are known as "cushion" preferred stocks, whose higher-than-average dividends helped "cushion" the Fund's share price in periods when conditions were unfavorable. Another positive was that the Fund owned predominantly investment-grade preferred stocks, which performed much better than their below-investment-grade counterparts. Non-investment-grade securities of all types were hurt by concerns about an economic slowdown.

[Table at top left-hand column entitled "Top Five Stock Holdings." The first listing is El Paso Tennessee Pipeline 4.1%, the second is CH Energy Group 2.8%, the third DTE Energy 2.3%, the fourth Lehman Brothers Holdings 2.2% and the fifth Alliant Energy 2.2%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Leaders and laggards

Among our best performers in the preferred-stock sector were those boosted by the dramatic rise of oil and natural gas prices. Anadarko Petroleum, Devon Energy and Lasmo America all rode rising energy prices and each ended the period with strong cash flow, an improved outlook for earnings and the potential to receive better credit ratings in the months ahead.

"Rising
 energy prices
 also helped
 some of our
 larger utility
 common-
 stock
 holdings."

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is KeySpan Corp. followed by an up arrow with the phrase "Planned merger generates excitement." The second listing is Anadarko Petroleum followed by an up arrow with the phrase "Rising energy prices boost financial results." The third listing is Ocean Spray Cranberries followed by a down arrow with the phrase "Oversupply dwarfs worse-than-expected demand." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Other preferred-stock holdings that were standouts during the period included financial company Lehman Brothers Holdings. It was boosted by the upgrade of its credit rating by one of the major corporate credit-rating agencies. On the flip side, Ocean Spray Cranberries was hit by an overproduction of cranberries and slower-than-expected demand for cranberry beverages.

Rising energy prices also helped some of our larger utility common-stock holdings. Our position in Dominion Resources was one of our best performers because of the surge in natural gas prices, coupled with the successful completion of its merger with Consolidated Natural Gas. Merger activity and rising gas prices also fueled KeySpan, which recently merged with Eastern Enterprise. Among our electric utility common-stock holdings, LG&E Energy got a significant boost on the news that it would be acquired by U.K.-based Power Gen. Florida's TECO Energy benefited from that state's growing demand for electricity and a supportive state regulatory environment. DPL, Inc., formerly Dayton Power and Light, benefited under the management of leveraged buyout firm Kohlberg Kravis Roberts, which has since signaled its desire to sell the utility.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended December 31, 2000." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 18.51% total return for John Hancock Patriot Select Dividend Trust. The second bar represents the 36.23% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Select Dividend
Trust is at net asset value with all distributions reinvested. The Dow
Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."

Outlook

With clear signs that the economy was slowing, the Federal Reserve moved to cut interest rates just days after the year ended. That bodes well for keeping the wind at the back of preferred stocks. As for utility common stocks, we're optimistic, and think they have even more room to run higher. We anticipate continued consolidation in the industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer unregulated services like broadband and fiber optics. We believe that investors may continue to find these companies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.

"We are
 particularly
 bullish on
 the [utility]
 companies
 that offer
 unregulated
 services..."

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

John Hancock Funds -- Patriot Select Dividend Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $147,457,954)            $141,915,483
Common stocks (cost - $64,649,240)                  80,922,955
Short-term investments
(cost - $3,553,383)                                  3,553,383
                                             -----------------
                                                   226,391,821
Cash                                                       698
Dividends receivable                                 1,042,697
Other assets                                            42,294
                                             -----------------
Total Assets                                       227,477,510
                                             -----------------
Liabilities:
AMPS dividend payable                                  247,719
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                169,561
Accounts payable and accrued expenses                  124,194
                                             -----------------
Total Liabilities                                      541,474
                                             -----------------
Net Assets:
Auction Market Preferred Shares Stock
Series A (AMPS) - Without par value,
unlimited number of shares of
beneficial interest authorized, 700
shares issued, liquidation preference
of $100,000 per share - Note A                      70,000,000
                                             -----------------
Common Shares - Without par value,
unlimited number of shares of
beneficial interest authorized,
9,885,027 shares issued and
outstanding                                        141,818,941
Accumulated net realized gain on
investments                                          3,494,158
Net unrealized appreciation of
investments                                         10,731,244
Undistributed net investment income                    891,693
                                             -----------------
Net Assets Applicable to Common Shares:
($15.88 per share based on 9,885,027
shares outstanding)                                156,936,036
                                             -----------------
Net Assets                                        $226,936,036
                                             =================

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended December 31, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Dividends                                           $7,538,475
Interest                                                54,752
                                             -----------------
                                                     7,593,227
                                             -----------------
Expenses:
Investment management fee - Note B                     882,883
Administration fee - Note B                            165,541
AMPS and auction fees                                  100,083
Miscellaneous                                           32,999
Auditing fee                                            32,823
Custodian fee                                           32,771
Printing and postage                                    27,561
Transfer agent fee                                      12,446
Trustees' fees                                           8,356
Legal fees                                               1,054
                                             -----------------
Total Expenses                                       1,296,517
                                             -----------------
Net Investment Income                                6,296,710
                                             -----------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                2,192,178
Change in net unrealized appreciation
(depreciation) of investments                       17,442,416
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                         19,634,594
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                     25,931,304
                                             -----------------
Distribution to AMPS Shareholders                   (1,746,910)
                                             -----------------
Net Increase in Net Assets Applicable
to Common Shareholders Resulting from
Operations Less AMPS Distributions                 $24,184,394
                                             =================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                              YEAR ENDED       DECEMBER 31, 2000
                                            JUNE 30, 2000         (UNAUDITED)
                                            -------------      ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                         $12,533,720            $6,296,710
Net realized gain on investments
sold                                            1,452,674             2,192,178
Change in net unrealized
appreciation (depreciation) of
investments                                   (20,328,352)           17,442,416
                                            -------------      ----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               (6,341,958)           25,931,304
                                            -------------      ----------------
Distributions to Shareholders:
AMPS ($4,420 and $2,496 per share,
respectively) - Note A                         (3,093,728)           (1,746,910)
Common Shares - Note A
Dividends from net investment
income ($1.0800 and $0.5400 per
share, respectively)                          (10,674,632)           (5,337,207)
                                            -------------      ----------------
Total Distributions to
Shareholders                                  (13,768,360)           (7,084,117)
                                            -------------      ----------------
Net Assets:
Beginning of period                           228,199,167           208,088,849
                                            -------------      ----------------
End of period (including
undistributed net investment
income of $1,054,684 and
$891,693, respectively)                      $208,088,849          $226,936,036
                                            =============      ================

Analysis of Common Shareholder Transactions:

                                                                                                SIX MONTHS ENDED
                                                           YEAR ENDED                          DECEMBER 31, 2000
                                                         JUNE 30, 2000                             (UNAUDITED)
                                                ----------------------------               ----------------------------
                                                   SHARES         AMOUNT                     SHARES           AMOUNT
                                                -----------   --------------               -----------     ------------
Shares outstanding, beginning of
period                                            9,885,027     $141,881,450                 9,885,027     $141,818,941
Reclassification of capital
accounts                                                 --          (62,509)                       --
                                                -----------   --------------               -----------     ------------
Shares outstanding, end of period                 9,885,027     $141,818,941                 9,885,027     $141,818,941
                                                ===========   ==============               ===========     ============

See notes to financial statements.



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED JUNE 30,                       SIX MONTHS ENDED
                                       --------------------------------------------------------     DECEMBER 31, 2000
                                         1996        1997        1998        1999        2000          (UNAUDITED)
                                       --------    --------    --------    --------    --------        -----------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $14.56      $15.05      $15.60      $17.07      $16.00             $13.97
                                       --------    --------    --------    --------    --------           --------
Net Investment Income                      1.50        1.42        1.38        1.26        1.27               0.64
Net Realized and Unrealized
Gain (Loss) on Investments                 0.53        0.65        1.62       (0.80)      (1.91)              1.99
                                       --------    --------    --------    --------    --------           --------
Total from Investment Operations           2.03        2.07        3.00        0.46       (0.64)              2.63
                                       --------    --------    --------    --------    --------           --------
Less Distributions:
Dividends to AMPS
Shareholders                              (0.30)      (0.28)      (0.29)      (0.29)      (0.31)             (0.18)
Distributions to Common
Shareholders from Net
Investment Income                         (1.13)      (1.24)      (1.24)      (1.13)      (1.08)             (0.54)
Distributions to Common
Shareholders in Excess of
Net Investment Income                        --          --          --       (0.11)         --                 --
Distributions to Common
Shareholders from Net
Realized Short-Term Gain on
Investments                               (0.11)         --          --          --          --                 --
                                       --------    --------    --------    --------    --------           --------
Total Distributions                       (1.54)      (1.52)      (1.53)      (1.53)      (1.39)             (0.72)
                                       --------    --------    --------    --------    --------           --------
Net Asset Value, End of
Period                                   $15.05      $15.60      $17.07      $16.00      $13.97             $15.88
                                       ========    ========    ========    ========    ========           ========
Per Share Market Value, End
of Period                               $14.250     $14.313     $15.500     $13.813     $12.375            $13.063
Total Investment Return at
Market Value                             11.83%       9.38%      17.26%      (3.56%)     (2.46%)            10.05%(1)

Ratios and Supplemental Data
Net Assets Applicable to
Common Shares, End of
Period (000s omitted)                  $148,731    $154,214    $168,764    $158,199    $138,089           $156,396
Ratio of Expenses to Average
Net Assets(2)                             1.85%       1.81%       1.68%       1.72%       1.74%              1.73%(3)
Ratio of Net Investment
Income to Average Net
Assets(4)                                10.00%       9.33%       8.38%       7.51%       8.57%              8.42%(3)
Portfolio Turnover Rate                     49%         47%         41%         30%         20%                 6%
Senior Securities
Total AMPS Outstanding (000s
omitted)                                $70,000     $70,000     $70,000     $70,000     $70,000            $70,000
Asset Coverage per Unit(5)             $306,112    $318,281    $338,876    $329,508    $299,106           $322,436
Involuntary Liquidation
Preference per Unit(6)                 $100,000    $100,000    $100,000    $100,000    $100,000           $100,000
Approximate Market Value per
Unit(6)                                $100,000    $100,000    $100,000    $100,000    $100,000           $100,000

(1) Not annualized.
(2) Ratios calculated on the basis of expenses applicable to the common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.25%, 1.24%, 1.18%, 1.21%, 1.18% and 1.17%, respectively.
(3) Annualized.
(4) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares.
    Without the exclusion of preferred shares, the ratio of net investment income would have been 6.79%, 6.36%, 5.86%, 5.28%, 5.79% and 5.72%, respectively.
(5) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act
    Evaluation Date.
(6) Plus accumulated and unpaid dividends.

See notes to financial statements.






Schedule of Investments
December 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Select Dividend Trust on December 31, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                                      SHARES           VALUE
-------------------                                                    ----------     --------------
PREFERRED STOCKS
Agricultural Operations (1.29%)
Ocean Spray Cranberries, Inc.,  6.25%, Ser A (R)                           40,000         $2,920,000
                                                                                        ------------
Automobiles/Trucks (1.51%)
General Motors Corp., 9.12%,  Depositary Shares,
Ser G                                                                     128,000          3,432,000
                                                                                        ------------
Banks -- United States (4.00%)
Chase Manhattan Corp., 10.84%, Ser C                                       77,300          2,038,787
FleetBoston Financial Corp.,  6.75%, Ser VI                                99,000          4,950,000
HSBC USA, Inc., $2.8575                                                    50,000          2,087,500
                                                                                        ------------
                                                                                           9,076,287
                                                                                        ------------
Broker Services (7.28%)
Bear Stearns Companies, Inc.,  5.49%, Ser G                               116,400          4,372,275
Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares, Ser D                                                  129,689          5,074,082
Lehman Brothers Holdings, Inc.,  5.94%, Ser C                              13,000            546,000
Merrill Lynch & Co., Inc.,  9.00%, Depositary
Shares, Ser A                                                             107,650          3,189,131
Morgan Stanley Group, Inc.,  7.75%, Depositary
Shares                                                                     66,000          3,333,000
                                                                                        ------------
                                                                                          16,514,488
                                                                                        ------------
Diversified Operations (0.36%)
Grand Metropolitan Delaware, L.P., 9.42%, Gtd
Ser A                                                                      30,600            808,988
                                                                                        ------------
Finance (7.18%)
Citigroup, Inc., 6.213%, Ser G                                             44,000          1,999,250
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                          92,400          4,204,200
Citigroup, Inc., 8.40%, Depositary Shares, Ser K                          165,000          4,176,562
SI Financing Trust I, 9.50%,  Gtd Pfd Sec &
Purchase Contract                                                          41,700          1,050,319
USA Education, Inc., 6.97%, Ser A                                         100,000          4,875,000
                                                                                        ------------
                                                                                          16,305,331
                                                                                        ------------
Leasing Companies (1.02%)
AMERCO, 8.50%, Ser A                                                      105,000          2,323,125
                                                                                        ------------
Oil & Gas (6.28%)
Anadarko Petroleum Corp., 5.46%, Depositary
Shares                                                                     23,000          1,906,125
Apache Corp.,  5.68%, Depositary Shares, Ser B                             36,174          3,142,616
Devon Energy Corp., 6.49%, Ser A                                           51,500          4,944,000
Lasmo America Ltd., 8.15% (R)                                              40,000          4,260,000
                                                                                        ------------
                                                                                          14,252,741
                                                                                        ------------
Utilities (33.61%)
Alabama Power Co., 5.20%                                                  225,000          4,528,125
Baltimore Gas & Electric Co., 6.99%, Ser 1995                              40,000          4,070,000
Boston Edison Co., 4.25%                                                   43,640          2,705,680
El Paso Tennessee Pipeline Co., 8.25%, Ser A                              183,500          9,186,469
Entergy Gulf States Capital 1,  8.75%, Ser A                               87,100          2,144,838
Florida Power & Light Co., 6.75%, Ser U                                    25,000          2,481,250
FPC Capital I, 7.10%, Ser A                                                53,000          1,192,500
Hawaiian Electric Industries Capital Trust I,
8.36%                                                                      50,000          1,240,625
Indianapolis Power & Light Co., 5.65%                                      15,000          1,275,000
Massachusetts Electric Co., 6.99%                                          13,500          1,363,500
MCN Michigan, L.P., 9.375%, Ser A                                          29,800            745,000
Monongahela Power Co., 7.73%, Ser L                                        44,000          4,609,000
Montana Power Co., $6.875                                                  36,500          3,622,625
PSI Energy, Inc., 6.875%                                                   48,000          4,788,000
Public Service Electric & Gas Co.,   6.92%                                 14,625          1,451,531
Puget Sound Energy, Inc., 7.45%, Ser II                                   165,140          4,045,930
Sierra Pacific Power Capital I, 8.60%                                      30,000            750,000
Sierra Pacific Power Co., 7.80%,  Ser 1 (Class A)                         183,600          4,590,000
South Carolina Electric & Gas Co., 6.52%                                   50,000          4,900,000
Southern Union Financing I, 9.48%                                          59,000          1,504,500
TDS Capital Trust I, 8.50%                                                169,200          4,060,800
TDS Capital Trust II, 8.04%                                                70,500          1,582,725
TXU Electric Co., $1.875,  Depositary Shares, Ser A                       102,000          2,499,000
TXU Electric Co., $7.98                                                    29,200          3,073,300
UtiliCorp Capital, L.P., 8.875%, Ser A                                     70,000          1,776,250
Virginia Electric & Power Co., $6.98                                       10,500          1,068,375
Virginia Electric & Power Co., $7.05                                       10,000          1,027,500
                                                                                        ------------
                                                                                          76,282,523
                                                                                        ------------
TOTAL PREFERRED STOCKS
(Cost $147,457,954)                                                        (62.53%)      141,915,483
                                                                     ------------       ------------
COMMON STOCKS
Utilities (35.66%)
Alliant Energy Corp.                                                      158,000          5,036,250
Ameren Corp.                                                               30,000          1,389,375
CH Energy Group, Inc.                                                     139,800          6,256,050
Conectiv, Inc. (Class A)                                                   33,350            427,297
Consolidated Edison, Inc.                                                  50,000          1,925,000
Dominion Resources, Inc.                                                   46,000          3,082,000
DPL, Inc.                                                                 121,000          4,015,687
DTE Energy Co.                                                            133,900          5,213,731
Duke Energy Corp.                                                          22,500          1,918,125
Energy East Corp.                                                         127,000          2,500,312
Kansas City Power & Light Co.                                             120,000          3,292,500
KeySpan Corp.                                                              55,000          2,330,625
Montana Power Co.                                                         196,800          4,083,600
NSTAR                                                                      75,000          3,215,625
OGE Energy Corp.                                                          205,000          5,009,688
Potomac Electric Power Co.                                                164,800          4,072,208
Progress Energy, Inc.  (Contigent Value
Obligation)                                                                20,000              9,000
Puget Sound Energy, Inc.                                                  170,500          4,742,031
Reliant Energy, Inc.                                                       94,700          4,101,694
Sierra Pacific Resources                                                  284,000          4,561,750
TECO Energy, Inc.                                                         140,750          4,556,781
UtiliCorp United, Inc.                                                    105,000          3,255,000
Western Resources, Inc.                                                    83,000          2,059,438
WPS Resources Corp.                                                        38,000          1,398,875
Xcel Energy, Inc.                                                          85,000          2,470,313
                                                                                        ------------
TOTAL COMMON STOCKS
(Cost $64,649,240)                                                        (35.66%)        80,922,955
                                                                     ------------       ------------

                                                INTEREST       PAR VALUE
                                                  RATE       (000s OMITTED)
                                               ----------    --------------
SHORT-TERM INVESTMENTS
Commercial Paper (1.57%)
Chevron USA, Inc., Due 01-02-01                   6.25%           3,554        3,553,383
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                      (1.57%)      3,553,383
                                                               ---------    ------------
TOTAL INVESTMENTS                                                (99.76%)    226,391,821
                                                               ---------    ------------
OTHER ASSETS AND LIABILITIES, NET                                 (0.24%)       544,215
                                                               ---------    ------------
TOTAL NET ASSETS                                                (100.00%)   $226,936,036
                                                               =========    ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,180,000 or 3.16% of net assets as of December 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Patriot Select Dividend Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 2000, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.76% to 4.90% during the period ended December 31, 2000.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 2000, aggregated $13,592,604 and $17,195,092, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 2000.

The cost of investments owned at December 31, 2000 (including the short-term investments) for federal income tax purposes was $215,711,944. Gross unrealized appreciation and depreciation of investments aggregated $20,330,051 and $9,650,174, resulting in net unrealized appreciation of $10,679,877.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that the preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such a dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Select
Dividend Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



NOTES

John Hancock Funds - Patriot Select Dividend Trust



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds
101 Huntington Avenue
Boston, MA 02199-7603

PRSRT STD
U.S. Postage
PAID
S. Hackensack, NJ
Permit No. 750

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

P300A   12/00
         2/01